EXHIBIT 32.1

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), each of the undersigned, Dan O. Dinges, Chief Executive Officer of Cabot Oil & Gas Corporation, a Delaware corporation (the “Company”), and Scott C. Schroeder, Chief Financial Officer of the Company, hereby certify that, to his knowledge:

(1)                 the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 25, 2013

/S/ DAN O. DINGES
Dan O. Dinges
Chief Executive Officer

/S/ SCOTT C. SCHROEDER
Scott C. Schroeder
Chief Financial Officer